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                          Chase Auto Owner Trust 2005-B
                         Statement to Certificateholders
                                February 15, 2006

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                                                         DISTRIBUTION IN DOLLARS
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              ORIGINAL        BEGINNING                                                                               ENDING
              FACE            PRINCIPAL                                                         REALIZED   DEFERRED   PRINCIPAL
CLASS         VALUE           BALANCE            PRINCIPAL      INTEREST         TOTAL          LOSSES     INTEREST   BALANCE
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A1         395,000,000.00     301,409,941.22   48,935,017.17    1,107,681.53   50,042,698.70    0.00       0.00       252,474,924.05
A2         302,000,000.00     302,000,000.00            0.00    1,200,450.00    1,200,450.00    0.00       0.00       302,000,000.00
A3         415,000,000.00     415,000,000.00            0.00    1,673,833.33    1,673,833.33    0.00       0.00       415,000,000.00
A4         256,880,000.00     256,880,000.00            0.00    1,044,645.33    1,044,645.33    0.00       0.00       256,880,000.00
CERT        31,750,000.00      31,750,000.00            0.00      131,497.92      131,497.92    0.00       0.00        31,750,000.00
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TOTALS   1,400,630,000.00   1,307,039,941.22    5,158,108.11   54,093,125.28   54,093,125.28    0.00       0.00     1,258,104,924.05
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                                   FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                  PASS-THROUGH RATES
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                                                                                                                         CURRENT
                          BEGINNING                                                          ENDING                      PASS-THRU
CLASS        CUSIP        PRINCIPAL          PRINCIPAL       INTEREST         TOTAL          PRINCIPAL          CLASS    RATE
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A1               N/A       763.06314233    123.88611942     2.80425704     126.69037646        639.17702291     A1       4.410000 %
A2         161443AE6     1,000.00000000      0.00000000     3.97500000       3.97500000      1,000.00000000     A2       4.770000 %
A3         161443AF3     1,000.00000000      0.00000000     4.03333333       4.03333333      1,000.00000000     A3       4.840000 %
A4         161443AG1     1,000.00000000      0.00000000     4.06666665       4.06666665      1,000.00000000     A4       4.880000 %
CERT       161443AH9     1,000.00000000      0.00000000     4.14166677       4.14166677      1,000.00000000     CERT     4.970000 %
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TOTALS                     933.18002700     34.93786166     3.68270572      38.62056737        898.24216535
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          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Amy D Skinner
             JPMorgan Chase Bank, N.A. - Structured Finance Services
                           600 Travis St., 9th Floor,
                              Houston, Texas 77002
                    Tel: (713) 216-3682 / Fax: (713) 216-4880
                         Email: Amy.D.Skinner@chase.com

                     Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                          Chase Auto Owner Trust 2005-B
                                February 15, 2006

                         STATEMENT TO CERTIFICATEHOLDERS

                                              Due Period                                                                          3
                                              Due Period Beginning Date                                                  01/01/2006
                                              Due Period End Date                                                        01/31/2006
                                              Determination Date                                                         02/10/2006

I.                      Servicing Fee                                                                                  1,141,217.62
                        Servicing Fee per $1000                                                                          0.78079215

II.                     Administration Fee                                                                                 1,000.00
                        Administration Fee per $1000                                                                     0.00068417

III.                    Pool Balance at the end of the Collection Period                                           1,321,016,086.06
                        Yield Supplement Overcollateralization Amount                                                 44,571,254.87
                        Adjusted Pool Balance at the end of the Collection Period                                  1,276,444,831.19


IV.                     Repurchase Amounts for Repurchased Receivable
                        By Seller                                                                                              0.00
                        By Servicer                                                                                        9,290.34
                        TOTAL                                                                                              9,290.34

V.                      Realized Net Losses for Collection Period                                                         51,725.54

VI.                     Reserve Account Balance after Disbursement                                                     3,528,044.57

VII.                    Total Distribution Amount                                                                     55,235,342.90
                        Servicing Fee                                                                                  1,141,217.62
                        Administration Fee                                                                                 1,000.00
                        Noteholders Distribution Amount                                                               53,961,627.36
                        Certficateholders Distribution Amount                                                            131,497.92
                        Deposit to Reserve Account                                                                             0.00
                        Distribution to Class R Certificates                                                                   0.00

                      Copyright 2005 J.P.Morgan Chase & Co. All rights reserved.